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                                                                    EXHIBIT 10.1

                           HARBOR GLOBAL COMPANY LTD.
                        NON-EMPLOYEE DIRECTOR SHARE PLAN

1.   PURPOSES OF THE PLAN
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          The purposes of the Non-employee Director Share Plan of Harbor Global
     Company Ltd. are (i) to provide Non-employee Directors with additional incentives to improve the Company's performance by increasing the level of share ownership by such directors, (ii) to reinforce the Non-employee Directors' role in enhancing shareholder value and (iii) to provide an additional means of attracting and retaining Non-employee Directors through the issuance of Common Shares as compensation for the future services of such Non-employee Directors.

2.   DEFINITIONS
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          When used herein, the following terms shall have the respective meanings set forth below:

          (a) "ANNUAL SHARE RETAINER" means the annual retainer payable to all Non- employee Directors as provided in Section 6 below.

          (b) "ANNIVERSARY OF THE DISTRIBUTION" means anniversary of the distribution of the common shares of the Company by The Pioneer Group, Inc. to its stockholders.

          (c) "BOARD" means the Board of Directors of the Company.

          (d) "COMMITTEE" means any committee appointed by the Board to administer the Plan.

          (e) "COMMON SHARES" means the common shares of the Company, par value $.0025 per share.

          (f) "COMPANY" means Harbor Global Company Ltd., a Bermuda limited duration company.

          (g) "EMPLOYEE" means any officer or employee of the Company (other than an individual employed solely as a director), any of its direct or indirect subsidiaries or affiliates or of Calypso Management, LLC.

          (h) "NON-EMPLOYEE DIRECTOR" or "PARTICIPANT" means any person who is elected or appointed to the Board and who is not an Employee.

          (i) "PLAN" means the Company's Non-employee Director Share Plan, as set forth herein, as it may be amended from time to time.

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3.   COMMON SHARES SUBJECT TO THE PLAN
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          Subject to adjustment as provided in Section 8 below, the maximum aggregate number of Common Shares that may be issued under the Plan is 25,000 shares. The Common Shares to be issued under the Plan will be made available from authorized but unissued Common Shares, and the Company shall set aside and reserve for issuance under the Plan said number of shares.

4.   ADMINISTRATION OF THE PLAN
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          (a) The Plan will be administered by the Board or a Committee, if a
     Committee has been appointed by the Board. Members of the Committee need not be members of the Board. Subject to the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. The Company shall pay all costs of administration of the Plan.

          (b) The Board or Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan and (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including any rules which the Board or Committee determines are necessary or appropriate to ensure that the Company and the Plan will be able to comply with all applicable provisions of any federal, state, local or foreign law, including securities laws and laws relating to the withholding of tax. All interpretations, determinations, and actions by the Board or Committee will be final, conclusive and binding upon all parties.

          (c) Neither the Company nor any member of the Board or Committee or designee thereof will be liable for any damages resulting from any action or determination made by the Board or the Committee with respect to the Plan or any transaction arising under the Plan or any omission in connection with the Plan, unless such damages result from willful misconduct or gross negligence.

5.   PARTICIPATION IN THE PLAN
     -------------------------

          Subject to the conditions and limitations of the Plan, during the term of the Plan all Non-employee Directors shall participate in the Plan for so long as they serve in the capacity of Non-employee Director.

6.   ANNUAL SHARE RETAINERS
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          Subject to Section 10 hereof, on each Anniversary of the Distribution during the term of the Plan, each Non-employee Director then serving on the Board shall automatically be granted an Annual Share Retainer of 1500 Common

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     Shares, in consideration of such Non-employee Directors future services as a Non-employee Director. In the event that the number of Common Shares reserved for issuance pursuant to Section 3 hereof does not permit the full automatic grant specified in the preceding sentence to be made, the automatic grant to each Non-employee Director shall be proportionately reduced. No Non-employee Director shall be required to forfeit or otherwise return to the Company any Common Shares issued to him or her pursuant to the Plan notwithstanding any change in status of such Non-employee Director which renders him or her ineligible to continue as a Participant in the Plan.

7.   SHAREHOLDER RIGHTS
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          Non-employee Directors shall not be deemed for any purpose to be or have rights as shareholders of the Company with respect to any Common Shares except as and when such shares are issued and then only from the date that the Non-employee Director is entered into the register of members of the Company as the holder of such shares. Except as provided in Section 8 hereof, no adjustment shall be made for dividends or distributions or other rights for which the record date precedes the date of such entry.

8.   ADJUSTMENT FOR CHANGES IN CAPITALIZATION
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          If the Common Shares are sub-divided, consolidated or exchanged for a different number or kind of shares or other securities or if additional shares or new or different shares or other securities are distributed with respect to such Common Shares or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering or other change in corporate structure, the maximum number of shares and/or the kind of shares that may be issued under the Plan may be appropriately adjusted by the Committee. Any determination by the Committee as to any such adjustment will be final, binding and conclusive. The maximum number of shares issuable under the Plan as a result of any such adjustment shall be rounded to the nearest whole share.

9.   CONTINUATION OF DIRECTOR OR OTHER STATUS
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          Nothing in the Plan or in any instrument executed pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company will retain a Non-employee Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Non-employee Director any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of the Company to terminate a Non-employee

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     Director at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him or her as a Participant in the Plan.

10.  COMPLIANCE WITH GOVERNMENT REGULATIONS
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          The Company shall not be obligated to issue any Common Shares pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other foreign or local laws, rules and regulations or by any regulatory agencies have been fully met. As a condition precedent to any issuance of shares of Common Shares and delivery of certificates evidencing such shares pursuant to the Plan, the Board or the Committee may require a Participant to take any such action and to make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the Common Shares issued or issuable under the Plan pursuant to the Securities Act of 1933, as now or hereafter amended, or to qualify or register such shares under any securities laws of any state or other jurisdiction upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Participants are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the Common Shares issued under the Plan or any interest therein including compliance with the registration requirements of the Securities Act of 1933, as amended (unless an exemption therefrom is available) or with the provisions of Rule 144 promulgated thereunder, if available, or any successor provisions.

11.  NONTRANSFERABILITY OF RIGHTS
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          No Participant shall have the right to assign or otherwise transfer the right to receive any Annual Share Retainer or any other right or interest under the Plan, contingent or otherwise, or to cause or permit any assignment, transfer, encumbrance, pledge or charge of any nature to be imposed on any such Annual Share Retainer or any such right or interest and any such purported assignment or transfer shall be void and of no force or effect.

12.  AMENDMENT AND TERMINATION OF PLAN
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          (a) The Board will have the power in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the shareholders of the Company:

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               (i) Change the class of persons eligible to receive Annual Share
          Retainers under the Plan or otherwise modify the requirements as to eligibility for participation in the Plan;

               (ii) Materially increase the benefits accruing to Non-employee Directors under the Plan; or

               (iii) Increase the number of Common Shares which may be issued under the Plan (except for adjustments as provided in Section 8 hereof).

          (b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligations under any Annual Share Retainer previously granted under the Plan to such Participant.

          (c) Notwithstanding the foregoing, the Board may, without further action by the shareholders of the Company, amend the Plan or modify Annual Share Retainers under the Plan in response to changes in securities or other laws, or rules, regulations or regulatory interpretations thereof, applicable to the Plan or such Annual Share Retainers.

13.  GOVERNING LAW
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          The laws of the State of Delaware shall govern and control the interpretation and application of the terms of the Plan.

14.  EFFECTIVE DATE AND DURATION OF THE PLAN
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          This Plan will become effective upon its adoption by the Board. The
     Plan shall terminate upon the earliest of (i) the fifth anniversary of the distribution of the Common Shares by The Pioneer Group, Inc. to its stockholders (ii) the grant of all of the Common Shares reserved for issuance under the Plan (as set forth in Section 3 hereof) and (iii) the termination of the Plan by the Board pursuant to Section 12 hereof.

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